EXHIBIT 10.4

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (as the same may be amended, restated or otherwise modified from time to time, this “Agreement”), dated as of June 19, 2017, by and between AVANT DIAGNOSTICS, INC., a Nevada corporation, (the “Pledgor”), and Infusion 51a L.P. (the “Lender”).

PRELIMINARY STATEMENTS:

WHEREAS, Lender has agreed to purchase Three Hundred Thousand Dollars ($300,000.00) of Senior Secured Convertible Notes (the “Loan”) to Pledgor, a Nevada corporation having an office and an address for purposes of notices and legal process at233 Wacker Ave 84th Floor, Chicago, IL 60606, partially in reliance on Pledgor’s agreement to enter into this Agreement as further security for Pledgor’s payment and performance (hereinafter, Pledgor’s “Obligations”) under that certain Senior Secured Convertible Promissory Note (the “Note”) of even date herewith in the principal amount of $300,000.00 given by Pledgor, as maker, in favor of Lender, as payee; and

WHEREAS, the Note and all other agreements, documents or instruments executed or delivered by Pledgor others in connection with the Loan (including but not limited to the Securities Purchase Agreement, dated June 19, 2017) are hereinafter collectively referred to as the “Loan Documents”; and

WHEREAS, Lender’s agreement to make the Loan is conditioned upon, among other things, the Pledgor entering into this Agreement and pledging a security interest to Lender in and to all of the respective Assets Pledgor owns.

NOW THEREFORE, to secure the Obligations of the Pledgor, and in consideration of the Lender making the Loan to the Pledgor, the Pledgor hereby agrees for the benefit of the Lender as follows:

1. INTERPRETATION OF THIS AGREEMENT

1.1 Terms defined

All capitalized terms used herein but not defined herein shall have the respective meanings set forth in the Loan Documents from Pledgor to Lender of even date herewith which secures the Loan. As used herein, the following terms shall have the respective meanings set forth below:

(a) “Collateral” shall mean all of Pledgor’s Assets, all rights and privileges related thereto, and all books and records relating thereto and all rights in and to any insurance proceeds of the foregoing, and which are listed on Exhibit A.

(b) “Lender” shall have the meaning set forth in the introductory paragraph hereof.

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(d) “Loan Documents” shall have the meaning set forth in the preliminary statement above.

(e) “Obligations” shall mean all of the obligations of Pledgor under the Loan Documents, and all obligations of Pledgor pursuant to this Agreement.

(f) “Pledgor” shall have the meaning set forth in the introductory paragraph hereof.

(g) “Security Interest” shall have the meaning set forth in Section 2.1 hereof.

(h) “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the State of Nevada.

1.2 Directly or Indirectly

Where any provision herein refers to action to be taken by any party, or provides that such party is prohibited from taking any action, such provision shall be applicable whether such action is taken directly or indirectly by such party.

1.3 Section Headings and Construction

(a) Section Headings. The titles of the sections of this Agreement appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words “herein,” “hereunder” and “hereto” refer to this Agreement as a whole and not to any particular section or other subdivision. References to sections are, unless otherwise specified, references to sections of this Agreement.

(b) Construction. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

1.4 Governing Law

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEVADA, AND THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA IN FORCE THEREIN, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

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2. GRANT OF SECURITY INTEREST

2.1 Grant of Security Interest

As security for the payment or performance, as the case may be, of the Obligations, the Pledgor does hereby pledge and grant a security interest (the “Security Interest”) to the Lender in all of the Collateral.

2.2 Perfection of Security Interest in Collateral

(a) Contemporaneously with the execution of this Agreement, the Pledgor (i) shall deliver, or cause to be delivered, to the Lender, all instruments evidencing the Collateral (ii) authorizes the Lender to file one or more financing statements under the Uniform Commercial Code, with respect to the Security Interest, with the proper filing and recording agencies in any jurisdiction deemed proper by it, (iii) shall register the pledge of the Collateral hereunder in its books and records, and/or (iv) take such other action as the Lender may direct in order to perfect the Security Interest.

(b) Delivery of Other Collateral. If the Pledgor shall become entitled to receive or shall receive any certificate or other instrument, option or rights or other similar property in respect of the Collateral, whether as an addition to, in substitution of, or in exchange for, such Collateral or otherwise, the Pledgors agree:

(i) to accept the same as the agent of the Lender;

(ii) to hold the same in trust on behalf of and for the benefit of the Lender; and

(iii) to deliver the same to the Lender, or to such other party as the Lender may direct, on or before the close of business on the second business day following the receipt thereof by the Pledgor, in the exact form received, with the endorsement in blank of the Pledgor when necessary and with appropriate undated powers of attorney duly executed in blank (with signatures properly guaranteed), when necessary, to be held by the Lender, or such other party as directed by the Lender, subject to the terms of this Agreement, as additional Collateral.

2.3 Further Assurances

The Pledgor agrees, at its expense, to cooperate with the Lender and to execute and deliver, or cause to be executed and delivered, all such powers, proxies, instruments and documents, and take all such actions, as the Lender may from time to time reasonably request, for the better assuring and preserving of the perfection of the Security Interest herein granted to the Lender and the rights and remedies created hereby.

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3. REPRESENTATIONS, WARRANTIES AND COVENANTS

3.1 Representations, Warranties and Covenants of Pledgor

The Pledgor represents, warrants and covenants that:

(a) Right to Grant Security Interest. The Pledgor has the right to pledge and grant a security interest in the Collateral free of any encumbrances other than the lien created hereby;

(b) Governmental Authorities. The Pledgor’s execution and delivery of this Agreement and the pledging of the Collateral hereunder does not require the consent, approval or authorization of, or filing, registration or qualification with, any governmental authority having jurisdiction thereover (other than filing of UCC financing statements);

(c) Authority to Pledge. The Pledgor has rights in and good title to the Collateral and has full right, power and authority to pledge the Collateral pursuant hereto and to execute, deliver and perform his obligations in accordance with the terms of this Agreement, without the consent or approval of any other party (other than the consent of Pledgor, which consent is set forth below);

(d) Validity of Security Interest. Once the pledge of the Collateral hereunder is effective by virtue of the execution and delivery of this Agreement and the filing of the UCC financing statements in connection therewith, the Lender will have a valid, legal and perfected first and prior security interest in all of the Collateral, and no party, other than the Lender shall have priority in such security interest; and

(e) Absence of Other Liens. The Pledgor is the legal and equitable owner of the Collateral free and clear of any pledge, security interest, lien, charge or other encumbrance of any nature whatsoever, and the Pledgor will make no further sale, assignment, pledge, mortgage, hypothecation or transfer of the Collateral.

4. EVENTS OF DEFAULT; REMEDIES

4.1 Events of Default

An “Event of Default” shall exist if any of the following occurs and is continuing:

(a) Covenants: Any Pledgor shall fail to comply with any of the provisions hereof, and such failure continues for more than ten (10) days after the date on which the Pledgor shall have received written notice of such failure from the Lender; or

(b) Warranties or Representations: Any warranty, representation or other written statement by or on behalf of any Pledgor contained herein or in any certificate, instrument or other statement furnished in compliance herewith or with the Loan Documents shall have been false or misleading in any material respect when made; or

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(c) Collateral: All or any part of the Collateral shall be attached or levied upon or seized in any legal proceeding, or held by virtue of any lien or distress, in any case for a period in excess of twenty (20) days; or

(d) Events of Default Under Loan Documents: Any “Event of Default” exists under and as defined in the Loan Documents.

4.2 Remedies

At any time during the continuance of an Event of Default, the Lender may take any or all of the following actions with respect to the Collateral:

(a) The Lender may exercise all of the rights and remedies of a secured party under the Uniform Commercial Code and other applicable law and all of the rights and remedies conferred hereby, it being expressly understood that no such remedy is intended to be exclusive of any other remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute, and may be exercised from time to time as often as may be deemed expedient by the Lender.

(b) The Lender shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Lender shall deem appropriate. Each purchaser at any such sale shall hold the Collateral sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

4.3 Method of Sale and Conduct of Remedies

(a) The Pledgor and the Lender agree that ten (10) days’ notice to any Pledgor of any or private sale or other disposition of the Collateral or any portion thereof shall be reasonable notice thereof, and such sale shall be at such locations as the Lender shall designate in such notice and during ordinary business hours, and any other requirement of notice, demand or advertisement for sale, to the extent permitted by law, is hereby waived by the Pledgor. The Lender shall have the right to bid at any public sale.

(b) The Lender shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

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(c) In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Lender until the sale price is paid by the purchaser or purchasers thereof, but the Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.

4.4 Certain Securities Law Restrictions

Anything herein to the contrary notwithstanding, and in view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of any securities constituting all or part of the Collateral may be effected after and during the continuance of an Event of Default, the Pledgor agrees that, if an Event of Default shall exist hereunder, the Lender may, from time to time, attempt to sell all or any part of any such securities by means of a private placement, restricting the bidders and prospective purchasers to those who will represent or agree as to their investment intent or method of resale or both in a manner reasonably required by the Lender to assure compliance with applicable securities laws. In so doing, the Lender may solicit offers to buy such securities or any part thereof, for cash, from a limited number of investors deemed by the Lender to be responsible parties who might be interested in purchasing such securities. If the Lender solicits such offers from not fewer than three (3) such investors, then the acceptance by the Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of such securities.

4.5 Lender Appointed Attorney-in-Fact

The Pledgor hereby appoints the Lender as the Pledgor’s attorney-in-fact, with full authority to act in the place and stead of the Pledgor and in the name of the Pledgor or otherwise at any time after an Event of Default shall exist, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

(b) to receive, endorse and collect all instruments made payable to the Pledgor representing any payment or Distribution in respect of the Collateral or any part thereof and to give full discharge for the same, and

(c) to file any claims or take any action or institute any proceedings that the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral.

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The Pledgor agree that the Lender shall not have any liability for any acts of commission or omission, or for any error of judgment or mistake of fact or law, with respect to the exercise of the powers of attorney granted under this Section 4.5, unless such liability shall be due to the willful misconduct or gross negligence of the Lender. The powers of attorney granted under this Section 4.5 are coupled with and interest and shall be irrevocable for so long as any of the Obligations shall not have been fully and finally paid.

4.6 Performance by the Lender for the Pledgor

If any Pledgor shall fail to do any act or thing that it has covenanted to do hereunder, or any representation or warranty of the Pledgor shall be breached, the Lender, may at its option, but shall not be required to, do the same or cause it to be done, or remedy any such breach, and charge the Pledgor therefor, and the Pledgor agrees to promptly reimburse the Lender therefor, with interest at an interest rate per annum that is then borne by the Pledgor pursuant to the terms of the Note. The Pledgor shall pay all sums so paid or incurred by the Lender in respect of any of the foregoing and all costs and expenses (including attorneys’ fees, legal expenses and court costs) that the Lender may incur in asserting, enforcing, defending or protecting the Security Interest herein granted on, or rights and interest in, the Collateral, or any of their rights or remedies under this Agreement or in respect of any of the transactions to be had hereunder and, until paid by the Pledgor with interest at the rate aforesaid, such sums shall be secured by all of the Collateral and the proceeds from the sale thereof.

5. Effect of Sale, etc.

5.1 Title. Any sale or sales pursuant to the provisions of this Agreement, whether under any right or power granted hereby or pursuant to any legal proceedings, shall operate to divest the Pledgor of all right, title, interest, claim and demand whatsoever, either at law or in equity, of, in and to the Collateral, or any part thereof, so sold, and any property so sold shall be free and clear of any and all rights of redemption by, through or under the Pledgor.

5.2 Application of Proceeds. The receipt by the Lender, or by any party authorized under any judicial proceedings to make any such sale, of the proceeds of any such sale shall be a sufficient discharge to any purchaser of the Collateral, or of any part thereof, sold as aforesaid; and no such purchaser shall be bound to see to the application of such proceeds, or be bound to inquire as to the authorization, necessity or propriety of any such sale. In the event that, at any such sale, the Lender is the successful purchaser, it shall be entitled, for the purpose of making settlement or payment, to credit against the purchase price of such sale all or any portion of the Obligations.

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5.3 Restoration of Rights and Remedies

If the Lender shall have instituted any proceeding to enforce any right or remedy hereunder, and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Lender, then and in every such case, the Lender shall, subject to any determination in any such proceeding, be restored severally and respectively to its former position hereunder, and thereafter all rights and remedies of the Lender shall continue as though no such proceeding had been instituted.

5.4 Application of Proceeds

The proceeds of any exercise of rights with respect to the Collateral, or any part thereof, and the proceeds and the avails of any remedy under this Agreement shall be paid to the Lender and applied by the Lender in accordance with the Note.

5.5 Waivers by Pledgor

(a) Acceptance. The Pledgor hereby waive notice of acceptance of this Agreement. The Pledgor further waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations, and all notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided in this Agreement.

(b) Waiver of Valuations, etc. The Pledgor (to the extent that it may lawfully do so) covenants that it shall not at any time insist upon or plead, or in any manner claim or take the benefit or advantage of, any stay, valuation, appraisal, redemption or extension law now or at any time hereafter in force that, but for this waiver, might be applicable to any sale made hereunder or under any judgment, order or decree based on this Agreement, and the Pledgor (to the extent that it may lawfully do so) hereby expressly waives and relinquishes all benefit and advantage of any and all such laws and hereby covenants that it will not hinder, delay or impede the execution of any power in this Agreement or therein granted and delegated to the Lender, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

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(c) Dealings with Pledgor and Others. The Pledgor does hereby waive: notice of the extension of credit from time to time by Lender to Pledgor and the creation, existence or acquisition of any Obligations hereby secured, including, without limitation, notice of the amount of any indebtedness of Pledgor to Lender from time to time (subject, however, to Pledgor’s right to make inquiry of Lender to ascertain the amount of such indebtedness at any reasonable time); notice of adverse change in Pledgor’s financial condition or of any other fact which might increase such Pledgor’s risk hereunder; notice of presentment for payment, demand, protest and notice thereof as to any instrument executed by Pledgor in favor of Lender; to the extent permitted under applicable law, notice of default; and all other notices and demands to which the Pledgor might otherwise be entitled (except for any notices expressly required under the Agreement). The Pledgor further waives any statutory or other rights to require Lender to institute suit against Pledgor or any other obligor or guarantor in respect of the Obligations or to exhaust its rights and remedies against Pledgor or any other such obligor or guarantor. The Pledgor accepts the full range of risk encompassed within a contract of continuing guaranty, including the possibility that the Pledgor will incur indebtedness after its financial condition (including its ability to pay debts when they fall due) has deteriorated. Pledgor waives the benefit of any applicable law having a contrary effect. The Pledgor further waives any defense arising by reason of any disability or other defense of Pledgor or by reason of the cessation from any cause whatsoever of the liability of Pledgor (except for payment in full of the Obligations), and any other legal or equitable suretyship defense. Without limiting the foregoing, no Pledgor shall not be relieved of its obligations hereunder by virtue of any time or indulgences granted by Lender to Pledgor. The Pledgor hereby irrevocably appoints Pledgor as the Pledgor’s agent such that any agreement made between Lender and Pledgor with respect to any waiver, release or amendment of the terms of the Note and any other Loan Documents, shall be deemed to have been agreed and consented to by the Pledgors and the execution of any document by Pledgor evidencing any such agreement shall be deemed to have been executed by Pledgor as principal and as authorized agent of the Pledgors. Until all of the Obligations shall have been satisfied in full, the Pledgors shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of Pledgor or to any collateral for the Obligations. Nothing shall discharge or satisfy the obligations secured hereby except the full payment of the Obligations. As between the Pledgors and Lender and at the option of Lender, such Obligations shall forthwith become due and payable if there shall be filed against any one or more of Pledgor or the Pledgors a petition under any bankruptcy, insolvency, reorganization or arrangement or similar laws for appointment of a receiver or trustee, if any one or more of Pledgor or the Pledgors makes an assignment for the benefit of creditors, or if an Event of Default shall exist. It is the intent of the parties that this Agreement shall remain in full force and effect notwithstanding any act or thing that might otherwise operate as a legal or equitable discharge of a surety.

6. MISCELLANEOUS

6.1 No Waiver

No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Lender shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by the Lender and the Pledgor.

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6.2 Lender’s Fees and Expenses

The Pledgor will upon demand pay to the Lender the amount of any and all reasonable expenses, including the fees and expenses of its counsel and of any experts or agents that the Lender may incur in connection with (i) the custody or preservation or, or the sale of, collection from, or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights of the Lender hereunder, or (iii) the failure by the Pledgor to perform or observe any of the provisions hereof. In addition, the Pledgor will indemnify and hold the Lender harmless from and against any and all liability incurred by the Lender hereunder or in connection herewith, unless such liability shall be due to the willful misconduct or gross negligence of the Lender. Any such amounts payable as provided hereunder or thereunder shall be secured hereby.

6.3 Benefits of this Agreement

All warranties, representations and covenants made by the Pledgor herein or in any certificate or other document or instrument delivered by it shall be considered to have been relied upon by the Lender and shall survive the delivery to the Lender of the Collateral regardless of any investigation made by the Lender. All statements in any such certificate or other instrument shall constitute warranties and representations by the Pledgor hereunder. This Agreement shall be binding upon the Pledgor and their respective heirs and assigns, and shall inure to the benefit of and be enforceable by the Lender and its successors and assigns.

6.4 Obligations Absolute; Recourse; No Marshaling

(a) This Agreement is an absolute, unconditional, continuing and irrevocable obligation of the Pledgor and shall remain in full force and effect without respect to future changes in conditions, including change of law or any invalidity or irregularity with respect to the issuance of any obligations of Pledgor to Lender or with respect to the execution and delivery of any agreement between Pledgor and Lender. The Pledgor further agrees that to the extent Pledgor makes a payment or payments to Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reason, to be repaid or paid over to a trustee, receiver or any other party under any bankruptcy, insolvency or similar law, then, to the extent of such payment or repayment, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

(b) Lender shall have the right to seek recourse against the Collateral to the full extent provided for herein, which rights shall be absolute and shall not in any way be impaired, deferred or otherwise diminished by reason of any inability of Lender to claim the full amount of the Obligations from Pledgor under any applicable law. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Lender’s right to proceed in any other form of action or proceeding or against other parties unless Lender has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Lender against Pledgor, any guarantor of the Obligations or any other party, under any document or instrument evidencing or securing the Obligations shall serve to diminish the liability of the Pledgor hereunder, except to the extent Lender fully and unconditionally realizes full indefeasible payment of the Obligations by such action or proceeding, notwithstanding the effect of any such action or proceeding upon the Pledgor’s right of subrogation, reimbursement or contribution against Pledgor or any other party.

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(c) The Pledgor consents and agrees that Lender shall be under no obligation to marshal any assets in favor of the Pledgor, or against or in payment of any or all of the Obligations.

6.5 Actions by Lender

The Pledgor consents and agrees that, without notice to Pledgor and without affecting or impairing the obligations of Pledgor hereunder, Lender may, by action or inaction: compromise, settle, extend the time for payment of the Obligations with Pledgor or any party liable therefor; release Pledgor or any party from its liability for the Obligations; release all or any part of the security for the Obligations; modify any instruments or agreements relating to the Obligations (except this Agreement); extend the time for making any deposit or granting a security interest in property securing the Obligations; or refuse or fail to enforce its rights under any agreement or instrument evidencing or securing the Obligations.

6.6 Notices

All notices or demands by either party to the other relating to this Agreement shall be in writing and sent in accordance with the Loan Documents; provided that notices or demands to Pledgor shall be sent to Pledgor at the address for the Pledgor.

6.7 Severability

In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable, the remaining provisions contained herein shall not in any way be affected or impaired.

6.8 Counterparts

This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original.

6.9 Amendments

No provision of this Agreement shall be waived, amended, modified or supplemented except by a written instrument executed by the Pledgor and the Lender.

6.10 Termination

Pledgor acknowledge that this Agreement and the Security Interest shall terminate when all the Obligations have been fully and finally paid, at which time the Lender shall deliver to the Pledgor all certificates, if any, evidencing the Collateral then held by it and such other documents as the Pledgor shall reasonably request to evidence such termination (all at the expense of the Pledgor).

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IN WITNESS WHEREOF, the Pledgor has executed and delivered this Pledge and Security Agreement as of the date first above written.

AVANT DIAGNOSTICS, INC.

By:	/s/ Gerald Commissiong
Name:	Gerald Commissiong
Title:	Executive Director

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Exhibit A

Pledgor’s Assets

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